UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): July 20, 2026

Niki BioSolutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38764	42-3265309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Village Boulevard, Suite 200, Princeton, NJ 08540
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: 609-951-2222

Aptorum Group Limited

17 Hanover Square

London W1S 1BN, United Kingdom

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NIKI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the definitive proxy statement/prospectus (as supplemented or amended, the “Proxy Statement/Prospectus”), originally filed pursuant to Rule 424(b)(3) with the Securities and Exchange Commission (the “SEC”) on October 6, 2025, by Aptorum Group Limited, a Cayman Islands exempted company with limited liability (“Aptorum”), and which forms a part of the Registration Statement on Form S-4 (Registration No. 333-290742), which the SEC declared effective on May 13, 2026.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 20, 2026 (the “Closing Date”), after obtaining the requisite shareholder approval and satisfying the closing conditions, Aptorum consummated its previously announced merger (the “Closing”) pursuant to that certain Agreement and Plan of Merger on July 14, 2025, (the “Merger Agreement”), between Aptorum and DiamiR Biosciences Corp., a Delaware corporation (“DiamiR”), pursuant to which, among other matters, Aptorum was to form a direct, wholly owned subsidiary in the state of Delaware (“Merger Sub”).

Pursuant to the terms of the Merger Agreement and as described in the sections titled “Prospectus Summary” and “The Domestication Proposal” of the Proxy Statement/Prospectus, immediately prior to the Closing on July 20, 2026, Aptorum affected a domestication under Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Section 206 of the Companies Act (as revised) of the Cayman Islands (the “Domestication”), pursuant to which Aptorum transferred by way of continuation to and became a Delaware corporation. On July 20, 2026, immediately following the Domestication, Merger Sub merged with and into DiamiR in accordance with the applicable provisions of the DGCL, with DiamiR continuing as the surviving company and a wholly-owned subsidiary of Aptorum (the “Merger”). As part of the Domestication, Aptorum changed its name to Niki BioSolutions, Inc. (the “Company” or “Niki”) and filed Niki’s Certificate of Incorporation with the Delaware Secretary of State, which replaced Aptorum’s memorandum and articles in effect as of such time. In connection with the Merger, the Company’s common stock, par value $0.0001 per share (the “Niki Common Stock”), trades on Nasdaq under the symbol “NIKI”. In connection with the name change, the CUSIP number for the Niki Common Stock is 653942 102.

Following the Domestication, each then issued and outstanding Class A ordinary share of Aptorum converted automatically, on a one-for-one basis, into a share of Niki’s common stock, par value $0.0001 per share (the “Niki Common Stock”), and each then issued and outstanding Class B ordinary share of Aptorum converted automatically into a share of Niki Common Stock and a share of Niki’s non-voting and non-convertible Series A preferred stock (the “Series A Preferred Stock”). Accordingly, a total of 814,375 shares of Niki Common Stock and 179,693 shares of Series A Preferred Stock, respectively, were issued to Aptorum’s existing shareholders.

Pursuant to the Merger, each then-outstanding share of DiamiR’s common stock were converted into a number of shares of Niki Common Stock equal to the Conversion Ratio, which was the number resulting from dividing (i) 0.4102, which is the quotient of dividing the total number of Aptorum ordinary shares on a fully diluted basis by the total number of shares of DiamiR common stock on a fully diluted basis, by (ii) three-seventh (3/7). Accordingly, a total of 1,979,216 shares of Niki Common Stock were issued to current stockholders of DiamiR; no shares of Series A Preferred Stock was issued to any current DiamiR stockholders.

Pursuant to the terms of the Merger Agreement and as described in the section titled “The SIP” of the Proxy Statement/Prospectus, Niki also adopted, as approved by the requisite shareholder votes, the 2026 Incentive Plan (referred to as the 2025 Incentive Plan in the Proxy Statement/Prospectus).

Concurrently with the execution of the Merger Agreement, DiamiR and Aptorum Therapeutics Limited, a wholly owned subsidiary of Aptorum (“Aptorum Therapeutics”), entered into a management services agreement (as amended, the “Management Services Agreement”), which terminated as of the closing of the transaction contemplated by the Merger Agreement. In addition, concurrently with the execution of the Merger Agreement, DiamiR, DiamiR, LLC, a wholly owned subsidiary of DiamiR, Aptorum and Aptorum Therapeutics entered into an intellectual property license agreement (“Licensing Agreement”), pursuant to which DiamiR and DiamiR, LLC shall license on a non-exclusive basis their respective intellectual properties to Aptorum Therapeutics in exchange for upfront and periodic payments and royalties until the earlier of the closing of the Merger or July 31, 2026, and therefore it terminated as of the Closing. The parties also entered into a Voting and Support Agreement, as well as a Stockholder Agreement (collectively with the Management Services Agreement and Licensing Agreement, the “Transaction Documents”), pursuant to which certain parties agreed to vote in favor of certain corporate actions. The final form of Stockholder Agreement is filed as Exhibit 10.4 hereto; it includes a reduction in the ownership percentage required to be a signatory thereto after further negotiations between the parties. Reference is made to the section of the Proxy Statement/Prospectus titled “Related Agreements” beginning on page 6, which is incorporated herein by reference.

The foregoing description of the Merger Agreement, Transaction Documents, Certificate of Incorporation, Bylaws, and 2026 Incentive Plan do not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Transaction Documents, each of which are attached hereto as exhibits and incorporated herein by reference.

The following table lists the individuals who will serve as directors of Niki.

Name	Position

Ian Huen	Chairman
Kira Sheinerman	Director
Justin Wu	Independent Director
Douglas Arner	Independent Director
Laura A. Philips	Independent Director
Alidad Mireskandari	Board Observer

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth in Item 2.01 of this Current Report is incorporated herein by reference.

As of July 20, 2026, Aptorum effectuated a 10 for 1 share consolidation of its authorized share capital, such that every 10 Class A Ordinary Shares, par value of US$0.00001 per share, in the authorized share capital of Aptorum (including issued and unissued share capital) be consolidated into 1 Class A Ordinary Share, par value of US$0.0001 per share, and that every 10 Class B Ordinary Shares, par value of US$0.00001 per share in the authorized share capital of Aptorum (including issued and unissued share capital) be consolidated into 1 Class B Ordinary Share, par value of US$0.0001 per share (the “Share Consolidation” or “Reverse Split”).

The Reverse Split was approved by the Company’s shareholders on June 9, 2026 and Aptorum’s board of directors approved implementing the Reverse Split effective as of July 20, 2026. Accordingly, the Reverse Split was effective and the Class A Ordinary Shares began trading on a split-adjusted basis when the market opened on July 20, 2026.

Immediately prior to the Share Consolidation, Aptorum had 6,346,823 Class A Ordinary Shares outstanding and 1,796,934 Class B Ordinary Shares outstanding. Following the Share Consolidation, there are 634,682 Class A Ordinary Shares outstanding and 179,693 Class B Ordinary Shares outstanding (these numbers are based on the current number of shares outstanding and are subject to change, in either direction, once the Reverse Split is effected on an individual basis). As a result of the Reverse Split, the Company’s authorized share capital was US$100,000,000 divided into 999,999,600 Class A Ordinary Shares with a par value of US$0.0001 each and 400,000 Class B Ordinary Shares with a par value of US$0.0001 each.

In connection with the Merger, the Company adopted a set of Bylaws. The material terms of the Company’s Certificate of Incorporation and Bylaws and the general effect upon the rights of holders of Niki Common Stock are discussed in the Proxy Statement/Prospectus in the section titled “The Domestication Proposal” beginning on page 106, which is incorporated herein by reference. Reference is also made to the sections of the Proxy Statement/Prospectus titled “Description of Share Capital – Aptorum Delaware” and “Comparison of Corporate Governance and Shareholder Rights” beginning on pages 255 and 257 respectively, which are incorporated herein by reference. Reference is also made to the sections of the Proxy Statement/Prospectus titled “Proposal No. 1 - Share Consolidation Proposal” beginning on page 102, which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

A certificate of designation of the preferences, rights and limitations creating the Series A Preferred Stock was filed with the Secretary of the State of Delaware, to be effective as of the Closing Date (the “Series A COD”).

Pursuant to the Series A COD, the Company designated 1,810,000 shares of preferred stock as Series A Preferred Stock, par value of $0.0001 per share. The holders of Series A Preferred Stock do not have any voting rights and shares of Series A Preferred Stock are not convertible. The Series A Preferred Stock is not redeemable. Upon the completion of a distribution pursuant to a sale or other disposition of all or substantially all of Niki’s assets, certain mergers, consolidations and transfers of securities, and any liquidation, dissolution or winding up of Niki, the holders of Series A Preferred Stock are entitled to receive a distribution of any proceeds based on the 70/30 allocation with the holders of Common Stock, as used in the Merger (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A preferred stock), plus declared but unpaid dividends on such share.

The foregoing description of the Series A COD is qualified by reference to the full text of the certificate of designation, a copy of which is attached hereto as Exhibit 3.3.

Item 8.01 Other Events.

On July 16, 2026, Aptorum distributed a press release announcing the Merger and related actions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities of Aptorum or DiamiR in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this report on Form 8-K must be filed.

(d) Exhibits.

Exhibit	Description
2.1	Merger Agreement by and between Aptorum and DiamiR, dated July 14, 2025 (1)
3.1	Articles of Incorporation for Niki BioSolutions, Inc. (Filed herewith)
3.2	Form of Bylaws for Niki BioSolutions, Inc. (Filed herewith)
3.3	Certificate of designation of the preferences, rights and limitations creating the Series A Preferred Stock (Filed herewith)
10.1	Management Services Agreement by and between Aptorum Therapeutics and DiamiR, dated July 14, 2025 (1)
10.2	Intellectual Property License Agreement by and between Aptorum Therapeutics, DiamiR LLC, and DiamiR, dated July 14, 2025 (1)
10.3	Voting and Support Agreement by and between Aptorum and its major shareholder, dated July 14, 2025 (1)
10.4	Form of Stockholders Agreement (Filed herewith)
10.3	Amendment to the Management Services Agreement dated as of December 2, 2025 (2)
10.4	Second Amendment to the Management Services Agreement dated as of March 10, 2026 (3)
10.5	Third Amendment to the Management Services Agreement dated as of June 22, 2026 (4)
99.1	Press Release (Filed herewith)
99.2	2026 Incentive Plan (Filed herewith)

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

(1)	Incorporated by reference to the Current Report on Form 6-K filed on July 22, 2025
(2)	Incorporated by reference to the Current Report on Form 6-K/A filed on December 5, 2025
(3)	Incorporated by reference to the Current Report on Form 6-K/A filed on March 26, 2026
(4)	Incorporated by reference to the Current Report on Form 6-K/A filed on June 22, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2026

NIKI BIOSOLUTIONS, INC.

By:	/s/ Ian Huen
Ian Huen
Chief Executive Officer

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